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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 26, 2003



                              United Bancorp, Inc.
                         (Name of Issuer in its charter)



Ohio                               0-16540                      34-1405357
----                               -------                      ----------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                  Number)



201 South 4th Street, Martins Ferry, Ohio                       43935-0010
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (740) 633-0445


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibits.

                  The following exhibits are furnished herewith:

Exhibit No.       Description of Exhibit

     99 Press Release dated August 27, 2003 announcing the declaration by the Registrant's board of directors of a quarterly dividend of $.13 per share at its meeting August 26, 2003, payable September 19, 2003, to shareholders of record on September 8, 2003, and the renewal of the Registrant's stock repurchase program with the Registrant's board of directors authorizing the Registrant's purchase of up to $1,000,000 of its shares over the next two years.

ITEM  9.          REGULATION FD DISCLOSURE.

                  On August 26, 2003, the Registrant's board of directors declared a quarterly dividend of $.13 per share, payable September 19, 2003, to shareholders of record on September 8, 2003, and authorized Registrant's management to purchase up to $1,000,000 of Registrant's common shares over the next two years. Registrant's August 27, 2003 press release announcing these actions is attached as Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 28, 2003                              United Bancorp, Inc.



                                              By:    /s/ Randall M. Greenwood
                                                     Randall M. Greenwood
                                                     Chief Financial Officer





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                                  EXHIBIT INDEX



Exhibit No.                     Description of Exhibit
-----------                     ----------------------

   99                           Press Release






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